Exhibit 35.6b

Annual Compliance Statement

Per the applicable Servicing Agreement for each of the transactions listed on Schedule I attached hereto, each of the undersigned, each duly authorized officers of Argentic Services Company LP, in its capacity as special servicer (the “Certifying Servicer”), do hereby certify as follows:

1.

I (or servicing officers under my supervision) have reviewed the Certifying Servicer’s activities for the period reflected on Schedule I attached hereto (the “Reporting Period”) and the Certifying Servicer’s performance under the applicable Servicing Agreement; and

2.

To the best of my knowledge, based on such review, the Certifying Servicer has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects during the Reporting Period.

Date: February 10, 2022.

ARGENTIC SERVICES COMPANY LP

500 NORTH CENTRAL EXPRESSWAY, SUITE 261 PLANO, TEXAS 75074

Schedule I

Transaction	Servicing Agreement	Servicing Agreement Date	Reporting Period
BANK 2018-BNK12	Pooling and Servicing Agreement	May 1, 2018	January 1, 2021- December 31, 2021
BPR Trust 2021-TY	Trust and Servicing Agreement	September 23, 2021	September 23, 2021 - December 31, 2021
BPR Trust 2021-WILL	Trust and Servicing Agreement	May 27, 2021	May 27, 2021 - December 31, 2021
BX Commercial Mortgage Trust 2018- IND	Trust and Servicing Agreement	October 10, 2018	April 22, 2021 - December 31, 2021
BXP Trust 2017-CC	Trust and Servicing Agreement	August 9, 2017	April 21, 2021 - December 31, 2021
BXP Trust 2017-GM	Trust and Servicing Agreement	June 9, 2017	July 26, 2021 - December 31, 2021
CD 2017-CD6 Mortgage Trust	Pooling and Servicing Agreement	November 1, 2017	January 1, 2021 - December 31, 2021
CSAIL 2018-CX11 Commercial Mortgage Trust	Pooling and Servicing Agreement	April 1, 2018	January 1, 2021 - December 31, 2021
CSAIL 2018-CX12 Commercial Mortgage Trust	Pooling and Servicing Agreement	August 1, 2018	January 1, 2021 - December 31, 2021
CSMC 2021-980M	Trust and Servicing Agreement	August 6, 2021	August 10, 2021 - December 31, 2021
CSMC 2021-GATE	Trust and Servicing Agreement	December 22, 2021	December 22, 2021 - December 31, 2021
GS Mortgage Securities Trust 2007- GG10	Pooling and Servicing Agreement	July 1, 2007	November 12, 2021 - December 31, 2021
GS Mortgage Securities Trust 2019- GSA1	Pooling and Servicing Agreement	November 1, 2019	January 1, 2021 - December 31, 2021
GS Mortgage Securities Trust 2021- GSA3	Pooling and Servicing Agreement	December 1, 2021	December 23, 2021 - December 31, 2021
J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	Pooling and Servicing Agreement	June 1, 2012	January 1, 2021 - December 31, 2021
MAD Mortgage Trust 2017-330M	Trust and Servicing Agreement	August 15, 2017	April 26, 2021 - December 31, 2021

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	Pooling and Servicing Agreement	February 1, 2013	May 14, 2021 - December 31, 2021
Morgan Stanley Capital I Trust 2017- H1	Pooling and Servicing Agreement	June 1, 2017	January 1, 2021 - December 31, 2021
Morgan Stanley Capital I Trust 2017- HR2	Pooling and Servicing Agreement	December 1, 2017	January 1, 2021 - December 31, 2021
Morgan Stanley Capital I Trust 2018- H4	Pooling and Servicing Agreement	December 1, 2018	January 1, 2021 - December 31, 2021
Morgan Stanley Capital I Trust 2019- H7	Pooling and Servicing Agreement	July 1, 2019	January 1, 2021 - December 31, 2021
Morgan Stanley Capital I Trust 2020- L4	Pooling and Servicing Agreement	February 1, 2020	January 1, 2021 - December 31, 2021
Morgan Stanley Capital I Trust 2021- L6	Pooling and Servicing Agreement	July 1, 2021	July 13, 2021 - December 31, 2021
UBS Commercial Mortgage Trust 2018-C11	Pooling and Servicing Agreement	July 1, 2018	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2017-C39	Pooling and Servicing Agreement	August 1, 2017	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2017-C41	Pooling and Servicing Agreement	November 1, 2017	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2017-HSDB	Trust and Servicing Agreement	November 30, 2017	April 26, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2017-RC1	Pooling and Servicing Agreement	March 1, 2017	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2017-SMP	Trust and Servicing Agreement	December 21, 2017	April 26, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2018-1745	Trust and Servicing Agreement	July 2, 2018	April 28, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2018-AUS	Trust and Servicing Agreement	July 30, 2018	April 26, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2018-C46	Pooling and Servicing Agreement	August 1, 2018	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2018-C48	Pooling and Servicing Agreement	December 1, 2018	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2019-C52	Pooling and Servicing Agreement	August 1, 2019	January 1, 2021 - December 31, 2021

Wells Fargo Commercial Mortgage Trust 2019-C54	Pooling and Servicing Agreement	December 1, 2019	January 1, 2021 - December 31, 2021
Wells Fargo Commercial Mortgage Trust 2021-C59	Pooling and Servicing Agreement	May 1, 2021	May 5, 2021 - December 31, 2021